Exhibit 99.1

1166 Avenue of the Americas
15th Floor
New York, NY 10036
Tel: +1 212 247 1010
www.fticonsulting.com

June 22, 2026

Louise Lopez

Chief Financial Officer

Adams Outdoor Advertising LP

3801 Capital City Blvd.

Lansing, MI 48906

and

Barclays Capital Inc. (the “Company’s Agent”)

as representative of the Initial Purchasers

745 Seventh Avenue

New York, NY 10019

Independent Advisor’s Report on Applying Agreed-Upon Procedures

We have performed the procedures enumerated below, which were agreed to by the addressees (the “Specified Users”), with respect to a portfolio of billboard assets in conjunction with the proposed offering of Adams Outdoor Advertising Limited Partnership Secured Billboard Revenue Notes, Series 2026-1 (the “Transaction”). Adams Outdoor Advertising LP (together with any subsidiaries or affiliates, “Adams” or the “Company”) is responsible for the completeness and accuracy of the information provided to us upon which we relied in forming our findings. The sufficiency of these procedures is solely the responsibility of the Specified Users. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

The term “recalculated” means calculated and found to be in agreement with, unless otherwise noted.

I. Comparisons and Recomputations of Certain Billboard Asset Attributes

1.	On May 27, 2026, the Company’s Agent on the Company’s behalf provided a computer-generated data file of billboard assets that were operational as of April 30, 2026 (the “Cut-Off Date”), and which contained certain attributes, as delineated in Exhibit I (the “Data Tape”). On June 21, 2026, we were provided by the Company’s Agent on the Company’s behalf an updated Data Tape (the “Final Data Tape”) that reflected certain modifications made to the Data Tape with respect to 10,922 billboard assets.

2.	The Company’s Agent non-statistically selected 100 billboard assets (the “Sample Selections”) from the Data Tape that were operational as of the Cut-Off Date.

3.	For each of the Sample Selections, we compared the attributes listed in Exhibit I as per the Data Tape and the Final Data Tape to corresponding documents as identified in Exhibit I, all of which were provided by the Company. The results of our analysis have been summarized in Exhibit II.

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June 22, 2026

We make no representations as to (i) the accuracy of the information set forth in the Data Tape or the Final Data Tape, (ii) the actual characteristics or existence of the underlying documents or data comprising the billboard assets underlying the Data Tape or the Final Data Tape (other than with respect to the procedures described herein relating to the Sample Selections) or the conformity of their respective attributes with those assumed for purposes of the procedures described herein, (iii) the existence or ownership of the lease agreements and related documentation, (iv) whether the lease agreements and related documentation or any other documents provided to us by or on behalf of the Company are comprehensive and valid instruments. Also, such procedures performed would not necessarily reveal any material misstatement of the information referred to above. This report relates only to the items specified above and does not extend to the Issuer’s financial statements for any date or period.

We were not engaged to and did not perform an examination, the objective of which would be the expression of an opinion on the information referred to above. Accordingly, we do not express such an opinion. Had we performed additional procedures; other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Users and is not intended to be and should not be used by anyone other than the Specified Users without our prior consent. It is not to be circulated, quoted, or otherwise referred to, without our prior consent, for any other purpose, nor is it to be included or referred to in whole or in part in any other document.

Yours truly,

June 22, 2026

EXHIBIT I

Agreed Upon Procedures

Using non-statistical sampling techniques, the Company’s Agent selected 100 billboard assets from the Data Tape that were operational as of the Cut-Off Date and FTI performed the following procedures with respect to the below noted Data Tape Fields1:

Step	Data Tape Field	Source Document / Procedure[2]
1	Site ID	• Agree to Ad Manager computer system and/or lease agreement, easement, or other related documentation
2	Adams Outdoor Advertising Market

•      Agree to Ad Manager computer system and/or lease agreement, easement, or other related documentation

•       Using the Ad Manager computer system, agree to the following:

o       If Lehigh agree to Eastern PA

o       If Madison agree to Wisconsin

o       If Kalamazoo agree to West Michigan

3	Site State	• Agree to applicable lease agreement, easement, or other related documentation
4	Billboard Asset Type	• Agree to Company’s internal reporting systems
5	Site Address	• Agree to applicable lease agreement, easement, or other related documentation • As a backup source, agree to Ad Manager Computer System
6	Trailing Twelve Month Static or Digital Revenue	• Agree to Company’s internal reporting systems; Round to the nearest cent
7	Lease Type	• Agree to Ad Manager computer system
8	Lease Term

•       Agree to applicable lease agreement, easement, or other related documentation

•       For billboard assets operating on month-to-month terms, agree to one month after the Cut-Off Date (5/31/2026).

•       For perpetual billboard assets, agree to 4/30/2126

•       For Company-owned assets, agree to 4/30/2126

•       Agree Lease Term to +/- 1 day

9	Remaining Years	• Calculated based on the Lease Term minus the Cut-Off Date divided by 365 • For perpetual billboard assets: Assumed to be 100 years • For Company-owned billboard assets: Assumed to be 100 years

1 For the purposes of these procedures, contracts for Public Service Announcements will be excluded from the Sample Customer Contracts.

2 For billboard assets operating on an agreement acquired by Adams, for relevant data tape fields where the lease is used as supporting documentation, agree to lease agreements and other related documentation for the following third-party companies: Triad Investment Company, Riley Outdoor, LLC, Detroit Outdoor L.L.C., Scotty Outdoor, LLC, Toby Outdoor, LLC, Elite Displays Group LLC., Bullfrog Outdoor Advertising, Inc., Chesapeake Outdoor, LLC, American Outdoor Advertising, Inc.

June 22, 2026

EXHIBIT II

Data Tape Testing Summary of Results

Using non-statistical sampling techniques, the Company’s Agent selected 100 billboard assets from the Data Tape that were operational as of the Cut-Off Date for the purpose of testing specific attributes as detailed in Exhibit I included herein.

1.	Site ID (100 Selections Tested)

FTI identified no errors during our testing of Site ID.

Notes and Consideration: FTI agreed Site ID to the source documents and/or procedures as detailed in Exhibit I included herein.

2.	Adams Outdoor Advertising Market (100 Selections Tested)

FTI identified no errors during our testing of Adams Outdoor Advertising Market.

Notes and Considerations: FTI agreed Adams Outdoor Advertising Market to the source documents and/or procedures as detailed in Exhibit I included herein.

3.	Site State (100 Selections Tested)

FTI identified four discrepancies during our testing of Site State.

#	Site ID	Site State per Data Tape	Site State per Supporting Documentation	Corrected per Final Data Tape (Yes or No)
1	A228	Pennsylvania	N/A	No
2	N3550	Virginia	N/A	No
3	07/000843	South Carolina	N/A	No
4	1066	Illinois	N/A	No

Notes and Considerations: FTI agreed Site State to the source documents and/or procedures as detailed in Exhibit I included herein. For the discrepancies above, FTI noted the supporting documentation was expired. As FTI was not able to verify that the respective leases were still active, FTI considered these exceptions for testing purposes. Other than the discrepancies above, no further exceptions were noted for testing purposes.

4.	Billboard Asset Type (100 Selections Tested)

FTI identified two discrepancies during our testing of Billboard Asset Type

#	Site ID	Billboard Asset Type per Data Tape	Billboard Asset Type per Supporting Documentation	Corrected per Final Data Tape (Yes or No)
1	NCO107	Custom Bulletin	Bulletin	Yes
2	07/008365	Custom Bulletin	Bulletin	Yes

Notes and Considerations: FTI agreed Billboard Asset Type to the source documents and/or procedures as detailed in Exhibit I included herein. Per Management, the discrepancies noted above were due to data retrieval errors. As these discrepancies were corrected in the Final Data Tape, no exceptions were noted for testing purposes.

June 22, 2026

5.	Site Address (100 Selections Tested)

FTI identified no errors during our testing of Site Address.

Notes and Considerations: FTI agreed Site Address to the source documents and/or procedures as detailed in Exhibit I included herein.

6.	Trailing Twelve Month Static or Digital Revenue (100 Selections Tested)

FTI identified no errors during our testing of Trailing Twelve Month Static or Digital Revenue.

Notes and Considerations: FTI agreed Trailing Twelve Month Static or Digital Revenue to the source documents and/or procedures as detailed in Exhibit I included herein.

7.	Lease Type (100 Selections Tested)

FTI identified no errors during our testing of Lease Type.

Notes and Considerations: FTI agreed Lease Type to the source documents and/or procedures as detailed in Exhibit I included herein.

8.	Lease Term (100 Selections Tested)

FTI identified thirty-six discrepancies during our testing of Lease Term.

Notes and Considerations: FTI agreed Lease Term to the source documents and/or procedures as detailed in Exhibit I included herein. For twenty-six of the discrepancies, the Company stated the differences were due to data entry errors. As these discrepancies were corrected in the Final Data Tape, no exceptions were noted for testing purposes. For nine of the discrepancies, FTI noted the supporting documentation was expired. As FTI was not able to verify that the respective leases were still active, FTI considered these exceptions for testing purposes. For one discrepancy, the Company stated supporting documentation was unavailable due to this billboard asset being acquired in an older acquisition. As such, FTI considered this an exception for testing purposes. Other than the discrepancies above, no further exceptions were noted for testing purposes.

9.	Remaining Years (100 Selections Tested)

FTI identified thirty-six discrepancies during our testing of Remaining Years.

Notes and Considerations: FTI recalculated Remaining Years using the source documents and/or procedures as detailed in Exhibit I included herein. For twenty-six discrepancies, FTI noted that that they were attributed to the difference in Lease Term (Step #8). As these discrepancies were corrected in the Final Data Tape, no exceptions were noted for testing purposes. For ten discrepancies, FTI noted that they were due to the difference in Lease Term (Step #8). As such, FTI considered these exceptions for testing purposes. Other than the discrepancies above, no further exceptions were noted for testing purposes.